Exhibit 99.3

Zoomcar, the World’s Largest Emerging Market Focused Car Sharing Platform, Announces $10 Million Financial Investment in Connection with the Merger with Innovative International Acquisition Corp. (NASDAQ: IOAC)

BANGALORE, India, Oct. 19, 2022 (GLOBE NEWSWIRE) -- As previously announced last week, Zoomcar, Inc. (“Zoomcar”), the world’s largest emerging market focused car sharing platform, and Innovative International Acquisition Corp. ("Innovative") (NASDAQ: IOAC), a publicly traded special purpose acquisition company, entered into a definitive merger agreement (the “Merger Agreement”) that will result in Zoomcar becoming a publicly listed company. The transaction values the combined company (the “Combined Company”) at an implied pro forma enterprise value of approximately $456 million. Upon closing, the Combined Company will be renamed Zoomcar Holdings, Inc. and expects to list its common stock on Nasdaq.

$10 Million Investment By Ananda Trust Investment

In addition and simultaneously with the execution of the Merger Agreement on October 13, 2022, Ananda Small Business Trust, a Nevada Trust (“Ananda Trust”), an affiliate of Innovative’s Sponsor, Innovative International Sponsor I LLC, invested an aggregate of $10 million in Zoomcar (the “Investment”) in exchange for a convertible promissory note issued by Zoomcar to Ananda Trust (the “Note”).

Under the terms of the Note, upon consummation of the proposed business combination between Innovative and Zoomcar (the “Business Combination”), Zoomcar’s repayment obligation under the Note will be offset against the obligations of Ananda Trust under a concurrently executed Subscription Agreement (the “Subscription Agreement”) entered into by Ananda Trust and Innovative to subscribe for 1,000,000 newly issued shares of Innovative at a purchase price of $10.00 per share. The Subscription Agreement includes registration rights obligations on the part of Innovative and is conditioned, among other customary closing conditions, upon the consummation of the Business Combination. In the event that the Business Combination is not consummated, the Note issued by Zoomcar in consideration of the Investment will be exchanged for a Zoomcar convertible promissory note and the Subscription Agreement will terminate automatically.

Business Combination Advisors
Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is acting as exclusive financial advisor and exclusive capital markets advisor to Zoomcar; Ellenoff Grossman & Schole LLP is acting as US legal advisor to Zoomcar. Lincoln International is acting as financial advisor to the special committee of the board of directors of Innovative (the “Special Committee”). McDermott Will & Emery LLP is acting as US legal advisor to Innovative. Morris, Nichols, Arsht & Tunnell LLP is acting as legal advisor to the Special Committee. DLA Piper LLP (US) is acting as legal advisor to Cohen & Company Capital Markets.

About Zoomcar

Founded in 2013 and headquartered in Bengaluru, India, Zoomcar is the leading marketplace for car sharing across India, Southeast Asia and the MENA region, with over 25,000 cars currently available to guests using its platform. The Zoomcar community connects vehicle owners with guests, who choose from a selection of cars for use at affordable prices, promoting sustainable, smart transportation solutions in growing markets. Uri Levine, the co-founder of mobility unicorns Waze and Moovit, currently serves as Chairman of Zoomcar’s Board of Directors.

About Innovative International Acquisition Corp.

Innovative is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Innovative’s management, comprises of Dr. Mohan Ananda, Madan Menon and Elaine Price, along with a board of directors that builds on its ability, experience and network with cross border transactions and strategic growth, sought to partner with a technology company that had a global footprint with a focused global growth strategy. Innovative conducted a successful IPO in October of 2021, in which it raised $235 million. Innovative’ s investment thesis was to find a company which had a history of positive growth, a clear path to profitability, a strong defensible market position coupled with a culture of inclusion, diversity, and environmental responsibility. Innovative sought advice from several leading firms to assist with a thorough diligence process prior to entering into the Merger Agreement.

Additional Information and Where to Find It
In connection with the proposed business combination (the “Business Combination”) involving Innovative and Zoomcar, Innovative intends to file with the SEC a Registration Statement on Form S-4 (as amended, the Registration Statement”), which will include a proxy statement/prospectus. After the Registration Statement is declared effective, Innovative will send the proxy statement/prospectus and other relevant documents to its shareholders. This press release is not a substitute for the proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZOOMCAR, INNOVATIVE, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the Business Combination (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Innovative upon written request at Innovative International Acquisition Corp., 24681 La Plaza, Ste 300, Dana Point, CA 92629.

No Offer or Solicitation
This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the Business Combination and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation
This communication is not a solicitation of a proxy from any investor or security holder. However, Innovative, Innovative International Sponsor I LLC (Innovative’s Sponsor), Zoomcar, and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the Business Combination under the rules of the SEC. Information about Innovative’s directors and executive officers and their ownership of Innovative’s securities is set forth in filings with the SEC, including Innovative’s annual report on Form 10-K filed with the SEC on March 29, 2022 and subsequent quarterly reports filed with the SEC on form 10-Q. To the extent that holdings of Innovative’s securities have changed since the amounts included in Innovative’s most recent annual report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants will also be included in the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning.

These forward-looking statements and factors that may cause actual results and the timing of events to differ materially from the anticipated results include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or could otherwise cause the transactions contemplated therein to fail to close; (2) the outcome of any legal proceedings that may be instituted against Innovative, Zoomcar, the Combined Company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Innovative or stockholders of Zoomcar; (4) the inability of Zoomcar to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) the ability to meet stock exchange listing standards in connection with and following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Zoomcar as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain its reputation, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (9) the impact of the COVID-19 pandemic on the business of Zoomcar and the Combined Company (including the effects of the ongoing global supply chain shortage); (10) Zoomcar’s limited operating history and history of net losses; (11) Zoomcar’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Zoomcar’s customers; (12) costs related to the Business Combination; (13) unfavorable interpretations of laws or regulations or changes in applicable laws or regulations; (14) the possibility that Zoomcar or the Combined Company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (15) Zoomcar’s estimates of expenses and profitability; (16) the evolution of the markets in which Zoomcar competes; (17) political instability associated with operating in current and future emerging markets Zoomcar has entered or may later enter; (18) risks associated with Zoomcar maintaining inadequate insurance to cover risks associated with business operations now or in the future; (19) the ability of Zoomcar to implement its strategic initiatives and continue to innovate its existing products; (20) the ability of Zoomcar to adhere to legal requirements with respect to the protection of personal data and privacy laws; (21) cybersecurity risks, data loss and other breaches of Zoomcar’s network security and the disclosure of personal information or the infringement upon Zoomcar’s intellectual property by unauthorized third parties; (22) risks associated with the performance or reliability of infrastructure upon which Zoomcar relies, including, but not limited to, internet and cellular phone services; (23) the risk of regulatory lawsuits or proceedings relating to Zoomcar’s products or services; (24) increased compliance risks associated with operating in multiple foreign jurisdictions at once, including regulatory and accounting compliance issues; (25) Zoomcar’s exposure to operations in emerging markets where improper business practices may be prevalent; and (26) Zoomcar’s ability to obtain additional capital when necessary.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Innovative from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements speak only as of the date they are made, and Innovative and Zoomcar disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Zoomcar’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Contacts

Zoomcar

Investors:
Michael Bowen
zoomcarIR@icrinc.com

Media:
Surabi Shetty
surabi.shetty@zoomcar.com

Brad Burgess
zoomcarpr@icrinc.com

Innovative International Acquisition Corp.
Dr. Mohan Ananda, Chairman &CEO
mohan@innovativeacquisitioncorp.com